UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020

AMERICAN EDUCATION CENTER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-201029	38-3941544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl. New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 825-0437

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Due to the outbreak of coronavirus disease 2019 (COVID-19), American Education Center, Inc. (the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), originally due on March 30, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 4, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) regarding exemptions granted to certain public companies.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”. Guangdong Province, where we conduct a substantial part of our business, is one of the most affected areas in China. The PRC government mandatory closure of businesses and banks prohibited the Company personnel from obtaining the company seal to gain access to the company’s bank account, which cannot be conducted remotely. From late January 2020 until recently, the Company’s employees were asked to work remotely. As a result, the Company’s books and records were not easily accessible, resulting in delay in preparation and completion of its financial statements. Additionally, transportation restriction and closure of businesses enforced until recently caused difficulties for the auditors to complete the field work and onsite inventory audit they are required to conduct in order to prepare their audit report. A letter from the auditors stating the reasons of their inability to timely prepare the audit report for the Company’s fiscal year ended December 31, 2019 is filed herewith as Exhibit 99.1.

Based on the foregoing, the Company expects to file the Annual Report on or around April 20, 2020 but no later than May 5, 2020.

The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q with the following risk factors:

An overall decline in China’s economy and global economy and other factors impacting education spending and disposable income, such as natural disasters and fluctuation in foreign currency exchange rates may affect the spending power of our student customers, reduce demand for our services and materially harm our business, results of operations and financial condition.

Our business depends on the demand for education and the spending power and/or disposable income of the families of our student customers and, consequently, is sensitive to a number of factors that influence spending, such as general, current and future economic and political conditions, consumer disposable income, energy and fuel prices, recession and fears of recession, unemployment, minimum wages, consumer debt levels, conditions in the housing market, interest rates, tax rates and policies, inflation, war and fears of war, inclement weather, natural disasters, terrorism, active shooter situations, outbreak of viruses, widespread illness, infectious diseases, contagions and the occurrence of unforeseen epidemics and pandemics (including the outbreak of the coronavirus, commonly referred to as “COVID-19”) and consumer perceptions of personal well-being and security.

The outbreak, and threat or perceived threat of outbreak, of COVID-19 has negatively impacted the ability of our student customers and their families to travel to the U.S., which could adversely affect our business, results of operations and financial condition

The outbreak of COVID-19, first in mainland China, then in Asia and eventually throughout the world, may adversely affect our business, results of operations and financial condition. Travel within China and to and from other countries, particularly the U.S., has been or may be restricted, which has impacted or inhibited travel of our student customers and/or their families. Student customers currently engaging us for services may not be able to travel to the U.S. in the near future and thus may be suspending their use of our services. Student customers seeking to enroll in U.S. educational institutions may choose to remain in China, thereby not seeking our services. The foregoing may result in reduced demand for our main advisory services, and accordingly, adversely affect our business, results of operations and financial condition.

Due to the continuous and quick development of the COVID-19 outbreak, which was categorized as a pandemic by the World Health Organization on March 11, 2020, the potential negative impact of COVID-19 outbreak on our business is currently unknown.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit

99.1	Letter from Auditors regarding Reasons of the Inability to Timely Issue the Audit Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

March 20, 2020	By:	/s/ Max P. Chen
Max P. Chen
Chief Executive Officer and President, Chairman of the Board